UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2016

INTERSIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Murphy Ranch Road

Milpitas, California 95035

(Address of principal executive offices including zip code)

(408) 432-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger.

On September 12, 2016 (the “Agreement Date”), Intersil Corporation, a Delaware corporation (“Intersil”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Renesas Electronics Corporation, a Japanese corporation (“Renesas”). The Merger Agreement and the Merger (as defined below) have been approved by the boards of directors of Intersil and Renesas.

Structure. The Merger Agreement provides that, upon the terms and subject to the satisfaction or valid waiver of the conditions set forth in the Merger Agreement, a wholly owned direct subsidiary of Renesas (to be formed following the Agreement Date as a Delaware corporation) will merge with and into Intersil (the “Merger”), with Intersil continuing as the surviving corporation and a direct wholly owned subsidiary of Renesas.

Consideration. At the effective time of the Merger, each outstanding share of Class A common stock, par value $0.01 per share, of Intersil (an “Intersil Common Share”), other than shares held by stockholders who have validly exercised their appraisal rights under Delaware law, and certain shares owned by Intersil, Renesas and their subsidiaries, will be automatically converted into the right to receive $22.50 in cash (the “Merger Consideration”), without interest.

Effect on Intersil Equity Awards. At the effective time of the Merger:

•	each outstanding compensatory option to acquire Intersil Common Shares, whether or not vested, will be canceled and converted into the right to receive a cash amount equal to the product of the number of Intersil Common Shares subject to such option, and the excess, if any, of the Merger Consideration over the applicable per share exercise price for such option;

•	the following outstanding Intersil restricted stock unit awards (an “Intersil RSU Award”) will be canceled and converted into the right to receive a cash amount equal to the sum of (1) the product of the Merger Consideration and the number of Intersil Common Shares subject to the Intersil RSU Award, and (2) any cash dividend equivalents that have accrued but remain unpaid as of the effective time on such Intersil RSU Award (such amount, the “RSU Payment”):

•	each Intersil RSU Award that has become vested (including the Intersil RSU Awards that have become vested as of immediately prior to the effective time of the Merger);

•	each outstanding Intersil RSU Award that is held by a non-employee director; and

•	each Intersil RSU Award that, in the absence of the Merger, would not be scheduled to vest until (1) calendar year 2017, if the effective time of the Merger occurs prior to April 1, 2017, and (2) calendar years 2019 and 2020.

•	each outstanding Intersil RSU Award that has not become vested will be canceled and converted into an adjusted award having the same terms and conditions (including vesting and rights to acceleration of vesting, payment schedule and the right to receive dividend equivalents that accrued by the effective time of the Merger) as were in effect immediately prior to the effective time of the Merger, except that such adjusted award will be in the form of an unfunded, unsecured promise of Renesas to deliver to the holder thereof an amount in cash equal to the RSU Payment; and

•	with respect to each Intersil RSU Award that is outstanding and that would otherwise remain subject to an on-going corporate performance period in the absence of the Merger, (1) Intersil will accelerate the conclusion of the on-going performance period to the last business day prior to the effective time of the Merger (the “measurement date”) and will measure performance for each such Intersil RSU Award using actual performance as of the measurement date, and (2) the holder of such Intersil RSU Award will be deemed, as of immediately prior to the effective time of the Merger, to have earned and be fully vested in the number of Intersil Common Shares earned based on such actual performance and the payout formula set forth in the applicable award agreement, and the Intersil Common Shares earned in respect of each such Intersil RSU Award will be canceled and converted into the right to receive the RSU Payment.

Covenants, Representations and Warranties. Each of Intersil and Renesas have made customary representations, warranties and covenants in the Merger Agreement. Intersil has made covenants, among others, relating to the conduct of its business prior to the closing of the Merger, including with respect to making acquisitions or conducting divestitures, incurring debt, making capital expenditures, certain litigation matters, and restrictions on employee compensation. Intersil and Renesas made certain other customary covenants in the Merger Agreement. Renasas has also, subject to certain exceptions, agreed to provide Intersil employees continuing with Renesas after the Merger with comparable salaries, wages and benefits provided to such employees prior to the closing.

The Merger Agreement contains customary non-solicitation restrictions prohibiting Intersil from soliciting alternative acquisition proposals from third parties or providing information to or participating in discussions or negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions relating to proposals that would reasonably be expected to lead to a superior proposal (as described in the Merger Agreement).

The Merger Agreement also contains covenants regarding Intersil and Renesas using their respective reasonable best efforts to obtain all required governmental and regulatory consents and approvals. In addition, Renesas and Intersil have agreed to take certain actions in mitigation of foreign ownership, influence or control over Intersil’s operations conducted in Palm Bay, Florida under applicable U.S. national industrial security requirements.

Conditions to Merger. The closing of the Merger is subject to certain conditions, including, among others, (a) adoption of the Merger Agreement by at least a majority of all outstanding Intersil Common Shares, (b) the absence of certain laws, orders, judgments and injunctions that restrain, enjoin or otherwise prohibit the consummation of the Merger, (c) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period and receipt of specified governmental and regulatory consents and approvals, (d) subject to certain exceptions, the accuracy of representations and warranties with respect to the businesses of Intersil and Renesas and compliance in all material respects by Intersil, Renesas and Merger Sub with their respective covenants contained in the Merger Agreement, and (e) the absence of a material adverse effect on Intersil’s business. Consummation of the Merger is not subject to a financing condition.

Termination Rights. The Merger Agreement contains certain termination rights by either Intersil or Renesas, including if the Merger is not consummated by July 12, 2017.

If the Merger Agreement is terminated under certain circumstances, including termination by Intersil to enter into a superior alternative transaction, a termination by Renesas following an adverse recommendation change of Intersil’s board of directors or a termination by Renesas as a result of a willful material breach of the Merger Agreement’s no-solicitation obligations by Intersil, Intersil will be obligated to pay to Renesas a termination fee equal to $96.5 million in cash. If the Merger Agreement is terminated under certain circumstances involving the failure to obtain required regulatory approvals related to the mitigation of foreign ownership, influence or control under applicable U.S. national industrial security requirements and laws, Renesas will be obligated to pay Intersil a termination fee equal to $96.5 million in cash.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Intersil or Renesas. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Intersil’s public disclosures.

Item 8.01 Other Events

On September 12, 2016, Intersil and Renesas issued a joint press release relating to their entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On September 12, 2016, Renesas issued a press release relating to its entry into the Merger Agreement. A copy of the Renesas press release is furnished herewith as Exhibit 99.2.

On September 12, 2016, Dr. Necip Sayiner, the President and Chief Executive Officer of Intersil, sent a communication to employees of Intersil concerning the announcement of the Merger, a copy of which is furnished herewith as Exhibit 99.3. On September 12, 2016, Bunsei Kure, Representative Director, President and CEO of Renesas, sent a communication to employees of Intersil concerning the announcement of the Merger, a copy of which is furnished herewith as Exhibit 99.4.

On September 12, 2016, Intersil and Renesas sent a joint communication to customers of Intersil concerning the announcement of the Merger, a copy of which is furnished herewith as Exhibit 99.5. On September 12, 2016, Intersil sent a communication to its suppliers concerning the announcement of the Merger, a copy of which is furnished herewith as Exhibit 99.6.

On September 12, 2016, Renesas published an investor presentation concerning the announcement of the Merger, a copy of which is furnished herewith as Exhibit 99.7.

* * *

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Intersil and Renesas. Intersil intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement in connection with the proposed transaction with Renesas as well as other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Intersil and will contain important information about the proposed transaction and related matters. INTERSIL’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Intersil with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Intersil will be able to obtain free copies of the proxy statement through Intersil’s website, www.intersil.com, or by contacting Intersil by mail at Attn: Corporate Secretary, 1001 Murphy Ranch Road, Milpitas, California 95035.

Participants in the Solicitation

Intersil, Renesas and their respective directors, executive officers and other members of management and certain of their respective employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Intersil’s directors and executive officers is included in Intersil’s Annual Report on Form 10-K for the fiscal year ended January 1, 2016 filed with the SEC on February 12, 2016, and the proxy statement filed with the SEC on March 4, 2016 for Intersil’s annual meeting of stockholders held on April 21, 2016. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Safe Harbor for Forward-looking Statements

Throughout this document pertaining to the merger transaction between Intersil and Renesas, Intersil makes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of Intersil’s senior management about future events with respect to Intersil’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Although Intersil believes the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of Intersil’s forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Intersil or its businesses or operations. Factors which could cause Intersil’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: the ability of the parties to consummate the merger transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the merger transaction, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Intersil’s stockholders; the possibility of litigation and other unknown liabilities; the parties’ ability to successfully integrate their operations, product lines, technology and employees and realize synergies and other benefits from the merger transaction; the potential impact of the announcement or consummation of the merger transaction on the parties’ relationships with customers, suppliers and other third parties; and other risks described in Intersil’s filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Intersil’s most recent Annual Report on Form 10-K, and Intersil’s more recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC (which you may obtain for free at the SEC’s website at http://www.sec.gov or on Intersil’s website at http://ir.intersil.com). Intersil can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Intersil cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Intersil does not intend, and assumes no obligation, to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated September 12, 2016, by and between Intersil and Renesas*

99.1	Joint Press Release of Intersil and Renesas, dated September 12, 2016

99.2	Press Release issued by Renesas, dated September 12, 2016

99.3	Employee Communication from Intersil CEO, dated September 12, 2016

99.4	Employee Communication from Renesas CEO, dated September 12, 2016

99.5	Customer Communication, dated September 12, 2016

99.6	Supplier Communication, dated September 12, 2016

99.7	Investor Presentation, published by Renesas on September 12, 2016

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, and Intersil agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2016

INTERSIL CORPORATION

By:	/s/ Andrew Hughes
Andrew Hughes Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated September 12, 2016, by and between Intersil and Renesas*

99.1	Joint Press Release of Intersil and Renesas, dated September 12, 2016

99.2	Press Release issued by Renesas, dated September 12, 2016

99.3	Employee Communication from Intersil CEO, dated September 12, 2016

99.4	Employee Communication from Renesas CEO, dated September 12, 2016

99.5	Customer Communications, dated September 12, 2016

99.6	Supplier Communications, dated September 12, 2016

99.7	Investor Presentation, published by Renesas on September 12, 2016

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, and Intersil agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request of the SEC.